Summary Prospectus
October 30, 2015

Meridian Contrarian Fund

Legacy Class Shares: MVALX; Institutional Class Shares: MFCRX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.meridianfund.com/literature/regulatory-documents. To obtain a prospectus, please contact your investment representative or the Fund’s transfer agent at 800-446-6662. The Fund’s prospectus and statement of additional information, each dated October 30, 2015, along with the Fund’s most recent annual report dated June 30, 2015, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective

The MERIDIAN CONTRARIAN FUND seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Legacy Class Shares[1]
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	1.11%
Fee Waivers and/or Expense Reimbursements	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.11%

1.	As of the date of this prospectus, Institutional Class shares are not publicly offered.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Legacy Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same and the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement shown above will only be in place for the length of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Legacy Class Shares	$113	$353	$612	$1,352

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Meridian Contrarian Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2015, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of publicly traded common stocks of U.S. companies. Under normal circumstances, the Fund invests in the stocks of businesses that are out of consensus favor and likely to have recently underperformed their peers, or the market due to what the Investment Adviser deems to be temporary operational issues. The Fund then emphasizes stocks which the Investment Adviser believes are undervalued in relation to the business’s (or issuer’s) long-term earnings power or asset value, or the stock market in general. Securities in which the Fund invests may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the issuer of the security. The Fund may invest in securities of companies with any capitalization across a broad range of industries. The Fund intends to invest at least 65% of its total assets in common stocks and equity-related securities (such as convertible debt securities and warrants). The Fund may invest up to 35% of its total assets in debt or fixed income securities, including higher yield, higher risk, lower rated or unrated corporate bonds commonly referred to as “junk bonds.” These are bonds that are rated Ba or below by Moody’s or BB or below by S&P. The Fund may invest up to 10% of its total assets in securities rated Ca or below by Moody’s or C or below by S&P, or unrated but considered by the Investment Adviser to be of comparable quality. The Fund may also invest up to 25% of its total assets, calculated at the time of purchase, in securities of foreign companies, including emerging market companies. The Fund generally sells investments when (i) the Investment Adviser concludes that the company’s fundamentals are not meeting expectations; (ii) better investment opportunities exist; and/or (iii) the company’s business has improved and this, in the Investment Adviser’s opinion, is reflected in the share price.

Principal Investment Risks

There are risks involved with any investment. The principal risks associated with an investment in the Fund, which could adversely affect its net asset value, yield and return, are set forth below. Please see the section “Further Information About Principal Risks” in the Statutory Prospectus for a more detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

An investment in the Fund may lose money and is not a deposit of a bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Investment Strategy Risk — The Investment Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective of long-term growth of capital. There is no assurance that the Investment Adviser’s investment strategies or securities selection method will achieve that investment objective.

Equity Securities Risk — Equity securities fluctuate in price and value in response to many factors including historical and prospective earnings of the issuer and its financial condition, the value of its assets, general economic conditions, interest rates, investors’ perceptions and market liquidity.

Market Risk — The value of the Fund’s investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. As a result, the value of your investment in the Fund may be more or less than your purchase price.

Value Securities Risk — The market value of a value security may take longer than anticipated to rise, may decline or may fail to meet the Investment Adviser’s assessment of its potential value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Small and Medium Company Risk — Generally, the smaller the capitalization of a company, the greater the risk associated with an investment in the company. The stock prices of small- and mid-capitalization and newer companies tend to fluctuate more than

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Meridian Contrarian Fund

those of larger capitalized and/or more established companies and generally have a smaller market for their shares than do large capitalization companies.

Foreign Securities Risk — Investments in foreign securities may be subject to more risks than those associated with U.S. investments, including currency fluctuations, political and economic instability and differences in accounting, auditing and financial reporting standards. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. In addition, emerging market securities involve greater risk and more volatility than those of companies in more developed markets. Significant levels of foreign taxes are also a risk related to foreign investments.

High Yield Bond Risk — Debt securities that are rated below investment grade (commonly referred to as “junk bonds”) involve a greater risk of default or price declines than investment grade securities. The market for high-yield, lower rated securities may be smaller and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

Debt Securities Risk — Debt securities are subject to credit risk, interest rate risk and liquidity risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest when due and includes the risk of default. Interest rate risk is the risk of losses due to changes in interest rates. Liquidity risk is the risk that the Fund may not be able to sell portfolio securities because there are too few buyers for them.

Performance

The bar chart and table below show the Fund’s historical performance and provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund’s Legacy Class shares from year-to-year. Prior to November 1, 2013, the Fund offered a single class of shares which is now known as Legacy Class shares.

The table shows how the Fund’s average annual returns compare with those of the Russell 2500® Index and the S&P 500® Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by visiting www.meridianfund.com or by calling 1-800-446-6662.

Year-by-Year Total Returns as of 12/31

During the period covered by this bar chart, the Fund’s Legacy Class shares highest quarterly return was 16.07% (for the quarter ended September 30, 2009); and the lowest quarterly return was –23.48% (for the quarter ended December 31, 2008).

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Meridian Contrarian Fund

For the period January 1, 2015 through September 30, 2015, the total return of the Fund’s Legacy Class shares was –7.68%.

Average Annual Total Returns

(For the year ended December 31, 2014)

MERIDIAN CONTRARIAN FUND	1 Year	5 Years	10 Years	Life of Class
Legacy Class Shares (2/10/1994)
Return Before Taxes	6.15%	14.16%	7.74%	13.33%
Return After Taxes on Distributions	1.89%	13.15%	6.36%	11.70%
Return After Taxes on Distributions and Sale of Fund Shares[1]	6.89%	11.37%	6.17%	11.16%
Russell 2500® Index (reflects no deductions for fees, expenses or taxes)	7.07%	16.36%	8.72%	10.47%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	13.66%	15.44%	7.67%	9.29%

[1]

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred on the sale of the shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Arrowpoint Asset Management, LLC.

Portfolio Managers

Larry Cordisco serves as a Co-Portfolio Manager of the Fund. Mr. Cordisco, who joined the Investment Adviser in 2013 when it acquired the asset management business of the previous investment adviser to the Fund, where he worked as an investment professional since 2012, has served as a Co-Portfolio Manager of the Fund since September 5, 2013.

James England, CFA, serves as a Co-Portfolio Manager of the Fund. Mr. England, who joined the Investment Adviser in 2013 when it acquired the asset management business of the previous investment adviser to the Fund, where he worked as an investment professional since 2001, has assisted with managing the Fund since 2001.

Purchase and Sale of Fund Shares

The following table shows the minimum investment amounts for purchasing share classes of the Meridian Contrarian Fund.

Class	Minimum Initial Investment	Minimum Subsequent Investment
Legacy Class Shares[1]	$1,000	$50

[1]	Effective as of March 1, 2014, Legacy Class Shares of each Fund are not offered to the public, except under certain limited circumstances.

The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Investment Adviser’s or the Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum.

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Meridian Contrarian Fund

In general, subject to share class eligibility criteria, you may purchase, redeem or exchange shares of the Funds directly with MERIDIAN FUND, INC.® on any day the New York Stock Exchange is open for regular trading, in the following ways:

Regular Mail	Express Mail	By Telephone or Wire	By Internet
MERIDIAN FUND, INC.® P.O. Box 9792 Providence, RI 02940	MERIDIAN FUND, INC.® 4400 Computer Drive Westborough, MA 01581-1722	1-800-446-6662	www.meridianfund.com.

You may also purchase, redeem or exchange shares of the Funds by contacting your advisor or other financial intermediary. If you maintain your account with a financial intermediary, you must contact that intermediary to purchase, redeem or exchange shares of the Funds in or from your account with the intermediary. The Funds will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions made through our web site if the Funds follow reasonable security procedures designed to verify the identity of the investor. For telephone transactions, the Funds will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, the Funds recommend the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify the Funds immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone or the Internet, call Shareholder Services for instructions.

Tax Information

Any distributions you receive from a Fund will be taxable as ordinary income or capital gains or, in some cases, qualified dividend income subject to tax at maximum federal rates applicable to long term capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan. However, subsequent withdrawals from such a tax advantaged investment plan may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related entities may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your advisor to recommend the Fund or one share class over another investment or share class, as applicable. Ask your advisor or financial intermediary for more information.

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